Subsequent Events	12 Months Ended
Dec. 31, 2014
Subsequent Events [Abstract]
Subsequent Events
19.	SUBSEQUENT EVENTS

The Group has evaluated events subsequent to the balance sheet date of December 31, 2014 through April 20, 2015, the date on which the financial statements were available to be issued.

Newly issued share options

In January 2015, Momo BVI granted 1,750,000 and 5,000,000 share options to employees and an executive of its wholly owned subsidiary with an exercise price of $0.10 and $0.11 per share, respectively, with the vesting period of 4 years. The fair value was estimated approximately $0.055 and $0.052 per share for employees and an executive, respectively. The total compensation expense relating to the options was approximately $0.4 million.